SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2003

                        American Physicians Capital, Inc.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

      000-32057                                           38-3543910
(Commission File Number)                       (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            The following Exhibit is furnished with this report:

            Exhibit No.          Exhibit Description
            -----------          -------------------

            99.1                 Press Release, dated September 9, 2003

Item 9: Regulation FD Disclosure.

      On September 9, 2003, American Physicians Capital, Inc. issued a press release announcing its participation in a panel discussion at the Sandler O'Neill Insurance Conference. A copy of the press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2003                AMERICAN PHYSICIANS CAPITAL, INC.


                                       /s/ William B. Cheeseman
                                       -----------------------------------------
                                       William B. Cheeseman, President and Chief
                                       Executive Officer


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                                  EXHIBIT INDEX


Number                     Description

99.1              Press Release, dated September 9, 2003


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